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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 22, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



            California                  File No. 0-19231         68-0166366
            ----------                  ----------------         ----------
   (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
   Incorporated or organization)                             Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         ---------------------------------------------            ----------
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events

Press release for the following (articles attached):

         Redwood Empire Bancorp announces share repurchase program.

         Redwood Empire Bancorp declares quarterly dividend.








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:    08-22-01                     REDWOOD EMPIRE BANCORP
         --------                     ----------------------
                                          (Registrant)


                                By:   /s/ James E. Beckwith
                                      ---------------------
                                      James E. Beckwith
                                      Executive Vice President and
                                      Chief Operating Officer


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                                     FOR:   REDWOOD EMPIRE BANCORP

                             APPROVED BY:   James Beckwith
                                            Chief Operating Officer
                                            (707) 522-5215
For Immediate Release

                        REDWOOD EMPIRE BANCORP ANNOUNCES
                            SHARE REPURCHASE PROGRAM

SANTA ROSA, Calif. (August 22, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced the Company's Board of Directors have authorized the repurchase of up to 237,000 common shares or 10% of the Company's outstanding common stock.
         The repurchases will be made from time to time by the Company in the open market as conditions allow. All such transactions will be structured to comply with Securities and Exchange Commission rules and all shares repurchased under this program will be retired. The number, price and timing of the repurchases shall be at the Company's sole discretion and the program may be re-evaluated depending on market conditions, liquidity needs or other factors. The Board of Directors, based on such re-evaluations, may suspend, terminate, modify or cancel the program at any time without notice. "We believe that shares of Redwood Empire currently represent a compelling value, and that this repurchase program provides the opportunity to enhance returns on capital and increased earnings per share over the long-term," said James Beckwith.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.
         The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.

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                                     FOR:   REDWOOD EMPIRE BANCORP


                             APPROVED BY:   James E. Beckwith
                                            Chief Operating Officer
                                            (707) 522-5215


For Immediate Release



               REDWOOD EMPIRE BANCORP DECLARES QUARTERLY DIVIDEND


SANTA ROSA, Calif. (August 22, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of twenty cents per share on the Company's Common Stock. The dividend is payable on October 15, 2001 to shareholders of record on September 28, 2001.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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